                                                                 Exhibit 10.31.1


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of the 21st day of June, 2002, by and among CADMUS COMMUNICATIONS CORPORATION (the "Borrower"), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank and successor by merger to Wachovia Bank, N.A.), as Agent and as a Bank, BANK OF AMERICA, N.A., FLEET NATIONAL BANK, SUNTRUST BANK, NATIONAL CITY BANK, and CREDIT LYONNAIS NEW YORK BRANCH (collectively referred to herein as the "Banks"), CADMUS JOURNAL SERVICES, INC., PORT CITY PRESS, INC., WASHBURN GRAPHICS, INC., and MACK PRINTING COMPANY (collectively referred to herein as the "Guarantors").

                                R E C I T A L S:
                                ----------------

                  The Borrower, the Agent and the Banks have entered into a certain Amended and Restated Credit Agreement dated June 21, 2001 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

                  The Guarantors have executed or otherwise become a party to a certain Guaranty Agreement dated as of June 21, 2001 (the "Guaranty").

                  The Borrower and Guarantors have requested the Agent and the Banks to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks, intending to be legally bound hereby, agree as follows:

                  SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

                  SECTION 2. Amendment. The Credit Agreement is hereby amended as set forth in this Section 2.

                  SECTION 2.1 Amendments to Definition. The following definition is hereby amended and restated in its entirety to read as follows:

                  "Consolidated EBITDA" means, for any period, the sum of (a) Consolidated Net Income for such period, (b) taxes on income of the Borrower and its Consolidated Subsidiaries for such period to the extent deducted in determining Consolidated Net Income for such period, (c) Consolidated Interest Expense for such period, (d) book depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, (e) amortization of intangible assets of the Borrower and its Consolidated Subsidiaries for such period, (f) non-cash book losses not to exceed $2,000,000 in the aggregate associated with the disposal of machinery, equipment and real estate of the Borrower and its Consolidated Subsidiaries, and (g) non-cash charges not to exceed $298,000 in the aggregate incurred in connection with the permanent reduction of the Revolving Credit Commitment pursuant to Section 2.07, all determined with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP. In determining Consolidated EBITDA for any period, (i) any Consolidated Subsidiary acquired during such period by the Borrower or any other Consolidated Subsidiary shall be included on a pro forma, historical basis as if it had been a Consolidated Subsidiary during such entire period, (ii) any amounts which would be included in a determination of Consolidated EBITDA for such period with respect to assets acquired during such period by the Borrower or any Consolidated Subsidiary shall be included in the determination of Consolidated EBITDA for such period and the amount thereof shall be calculated on a pro forma, historical basis as if such assets had been acquired by the Borrower or such Consolidated Subsidiary prior to the first day of such period,
                  (iii) any Consolidated Subsidiary sold during such period by the Borrower or any other Consolidated Subsidiary shall be excluded as if it had not been a Consolidated Subsidiary at any time during such period, and (iv) any amounts which would be otherwise included in a determination of Consolidated EBITDA for such period with respect to assets sold or otherwise disposed of during such period by the Borrower or any Consolidated Subsidiary shall be excluded in the determination of Consolidated EBITDA for such period and the amount excluded shall be calculated as if such assets had been sold or otherwise disposed of by the Borrower or such Consolidated Subsidiary prior to the first day of such period.

                  SECTION 2.2 Amendment to Section 2.08(b)(2). Section 2.08(b)(2) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (2) In the event and on each occasion of a sale,
                  lease, transfer or other disposition by the Borrower or any Subsidiary of any real or personal property (including, without limitation, the sale or other transfer of Securitization Assets and the sale, lease, transfer or other disposition of assets pursuant to a Sale/Leaseback Transaction) resulting in Net Disposition Proceeds that, when aggregated with all other Net Disposition Proceeds received by the Borrower or any Subsidiary since the Closing Date, are in excess of $7,000,000 (the "Disposition Threshold"), then simultaneously with each such sale, lease, transfer or other disposition, the Borrower shall immediately give the notice required by Section 2.08(c), and on the date which is three Euro-Dollar Business Days after the date of receipt of such Net Disposition Proceeds, the Revolving Credit Commitments shall be automatically reduced in accordance with Section 2.08(b)(4) in an amount equal to 100% of the Net Disposition Proceeds to the extent such Net Disposition Proceeds are in excess of the Disposition Threshold and the Revolving Credit Availability shall be reduced in an amount equal to 100% of the Net Disposition Proceeds to the extent such Net Disposition Proceeds are in excess of the Disposition Threshold. Notwithstanding anything contained herein to the contrary, the Revolving Credit Commitments and Revolving Credit Availability shall not be reduced pursuant to this
                  Section 2.08(b)(2) by the proceeds from the sale, lease, transfer or other disposition by the Borrower or any Subsidiary of (A) any real or personal property resulting in Net Disposition Proceeds in an amount less than $1,000,000,
                  (B) the Tapsco manufacturing/composition facility in Akron, Pennsylvania or (C) the warehouse facility on Manheim Pike in Lancaster, Pennsylvania, so long as an amount equal to the Net Disposition Proceeds of any disposition described in clauses
                  (A), (B) or (C) is invested in manufacturing and production fixed assets within 90 days of receipt. The Borrower covenants and agrees that: (1) 100% of the gross proceeds payable to the Borrower or any Subsidiary in connection with any sale or other transfer of Securitization Assets shall be in cash or a Cash Equivalent or an increase in the principal balance of a Purchase Money Note; and (2) no less than 80% of the gross proceeds payable to the Borrower or any Subsidiary in connection with any sale, lease, transfer or other disposition of any real or personal property which is not permitted under
                  Section 6.13 (but has been approved by the Required Banks) shall be in cash or a Cash Equivalent and received at the time of such disposition.

                  SECTION 2.3 Amendment to Section 3.02. Section 3.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                            SECTION 3.02 Types and Amounts. The Letter of Credit
                  Issuer shall have no obligation to issue any Letter of Credit at any time:

                                       (a) if the aggregate maximum amount then
                            available for drawing under Letters of Credit, after giving effect to the issuance of the requested Letter of Credit, shall exceed any limit imposed by law or regulation upon the Letter of Credit Issuer;

                                       (b) if, after giving effect to the
                            issuance of the requested Letter of Credit, (i) the aggregate Letter of Credit Obligations would exceed $5,000,000, or (ii) the conditions set forth in
                            Section 2.01 would not be satisfied; or

                                       (c) which has an expiration date (i) more
                            than one (1) year after the date of issuance or (ii) after the Revolving Credit Maturity Date.

                  SECTION 2.4 Amendment to Section 6.03 (Maximum Total Leverage Ratio). Section 6.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          SECTION 6.03. Maximum Total Leverage Ratio. The
                  Borrower shall not suffer or permit the Total Leverage Ratio at any time during each period set forth in the chart below to exceed the applicable ratio set forth opposite such period.

                                   Fiscal Quarter Ending
                                    During the Period:                   Total Leverage Ratio:
                           -----------------------------------------------------------------------
                               Closing Date through 09/30/01                  3.85 to 1.00
                                 10/01/01 through 12/31/01                    3.90 to 1.00
                                 01/01/02 through 12/31/02                    3.75 to 1.00
                                  01/01/03 and thereafter                     3.50 to 1.00

                  SECTION 2.5 Amendment to Section 6.05 (Minimum Consolidated Net Worth). Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                          SECTION 6.05 Minimum Consolidated Net Worth.
                  Consolidated Net Worth will at no time be less than the amount determined by the following computation: (1) 90% of Consolidated Net Worth, determined as of March 31, 2001 (such 90% of Consolidated Net Worth being equal to $100,050,300); plus (2) the sum of (i) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Closing Date, calculated quarterly, and (ii) 100% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after March 31, 2001 (taken as one accounting period), but, for purposes of calculating cumulative Reported Net Income under this clause (ii), excluding any quarter in which Reported Net Income is negative; minus (3) any Restricted Payments made during such period to the extent permitted by Section 6.31, calculated quarterly; minus (4) the after-tax charges of the Borrower for restructuring charges incurred during the Fiscal Quarter ending June 30, 2001 (not to exceed $1,500,000); and minus (5) the non-cash charges (not to exceed $50,000,000) incurred by the Borrower upon the adoption of Financial Accounting Standards Board Statement No. 142.

                         Notwithstanding the foregoing, for the purposes of
                  calculating cumulative Reported Net Income in clause (ii) above for the quarter in which the Borrower shall have adopted Financial Accounting Standards Board Statement No. 142, the non-cash charges described in clause (5) above shall be excluded from the calculation of Reported Net Income in clause
                  (ii) above.

                  SECTION 2.6 Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated in its entirely to read as follows:

                           SECTION 6.10 Limitation on Debt. The Borrower shall
                  not, nor shall it permit any Subsidiary to, incur, create, issue, assume or permit to exist any Consolidated Senior Debt other than (a) Consolidated Senior Debt reflected on the financial statements referred to in Section 5.04(a) for the Fiscal Quarter ended March 31, 2001 and any and all extensions and renewals of such Consolidated Senior Debt so long as the principal amount thereof is not increased, (b) Consolidated Senior Debt set forth on Schedule 6.10 hereto and any and all extensions and renewals of such Consolidated Senior Debt so long as the principal amount thereof is not increased, (c) Consolidated Senior Debt arising under letters of credit in a maximum aggregate face amount of $5,000,000, at any time outstanding, which letters of credit secure the potential obligations and liabilities of the Borrower and its Subsidiaries in connection with workers compensation claims;
                  (d) Consolidated Senior Debt arising under letters of credit in a maximum aggregate face amount of $5,000,000, at any time outstanding, which letters of credit secure the potential obligations and liabilities of the Borrower and its Subsidiaries in connection with the purchase of production equipment during the manufacture and delivery of such equipment; (e) Consolidated Senior Debt in a maximum amount of $5,000,000, at any time outstanding, arising under capital leases; and (f) Securitization Facility Attributed Debt incurred in connection with a Permitted Securitization.

                  SECTION 3. Amendments to Commitments. The parties hereto agree that the aggregate Revolving Credit Commitment shall be permanently reduced to $78,000,000 pursuant to Section 2.07 of the Credit Agreement. Each Bank's Revolving Credit Commitment, reduced as applicable, is set forth opposite the name of such Bank on the signature page hereof.

                  SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions:

                  (a) receipt by the Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by the Borrower, the Guarantors, and the Required Banks;

                  (b) receipt by the Agent from the Borrower for the ratable account of the Banks executing this Amendment of fees in an amount equal to 0.15% times the aggregate amount of the Revolving Credit Commitments, as hereby amended, on the date of this Amendment;

                  (c) receipt by the Agent from the Borrower of any and all fees to be paid by the Borrower to the Agent in connection with this Amendment; and

                  (d) the fact that the representations and warranties of the Borrower contained in Section 6 of this Amendment shall be true on and as of the date hereof.

                  SECTION 5. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

                  SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants to each of the Banks as follows:

                  (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

                  (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower, and each Guarantor enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

                  (d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and Guarantors are or may become bound.

                  SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  SECTION 8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia.

                  SECTION 9. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty and Indemnity, Subrogation and Contribution Agreement, said Guaranty and Indemnity, Subrogation and Contribution Agreement being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Guaranty and Indemnity, Subrogation and Contribution Agreement are in full force and effect.

                  SECTION 10. Effective Date. This Amendment shall be effective as of June 21, 2002.


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                                       7

         IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

                                   BORROWER:

                                   CADMUS COMMUNICATIONS CORPORATION

                                   By: /s/ Stephen E. Hare
                                       -----------------------------------------
                                   Name: Stephen E. Hare
                                         ---------------------------------------
                                   Title: Executive VP and CFO
                                        ----------------------------------------




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

Revolving Credit Commitment:       WACHOVIA  BANK,  NATIONAL  ASSOCIATION
                                   (formerly known as First Union National Bank
$32,175,000                        and successor by merger to Wachovia Bank,
                                   N.A.), as Agent and as a Bank


                                   By: /s/ Anne L. Sayles
                                      ------------------------------------------
                                   Name: Anne L. Sayles
                                        ----------------------------------------
                                   Title: Director
                                         ---------------------------------------

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

Revolving Credit Commitment:            BANK OF AMERICA, N.A.

$14,625,000

                                        By: /s/ Robert Mauriello
                                            ------------------------------------
                                        Name:  Robert Mauriello
                                             -----------------------------------
                                        Title: Principal
                                              ----------------------------------

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

Revolving Credit Commitment:           FLEET NATIONAL BANK

$9,750,000

                                       By: /s/ C. A. Gaysunas, Jr.
                                           -------------------------------------
                                       Name: C. A. Gaysunas, Jr.
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

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

Revolving Credit Commitment:            SUNTRUST BANK

$5,850,000

                                        By: /s/ Mark A. Flatin
                                           -------------------------------------
                                        Name: Mark A. Flatin
                                             -----------------------------------
                                        Title: Director
                                              ----------------------------------

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

Revolving Credit Commitment:             NATIONAL CITY BANK

$5,850,000

                                         By: /s/ Kelly L. Moyer
                                            ------------------------------------
                                         Name: Kelly L. Moyer
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------

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

Revolving Credit Commitment:              CREDIT LYONNAIS NEW YORK BRANCH

$9,750,000

                                          By: /s/ Scott R. Chappelka
                                             -----------------------------------
                                          Name: Scott R. Chappelka
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

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

                                          GUARANTORS:

                                          CADMUS JOURNAL SERVICES, INC.


                                          By:/s/ Stephen E. Hare
                                             -----------------------------------
                                          Name: Stephen E. Hare
                                                --------------------------------
                                          Title: Vice President and CFO
                                                 -------------------------------


                                          MACK PRINTING COMPANY


                                          By:/s/ Stephen E. Hare
                                             -----------------------------------
                                          Name: Stephen E. Hare
                                                --------------------------------
                                          Title: Vice President and CFO
                                                 -------------------------------


                                          PORT CITY PRESS, INC.


                                          By:/s/ Stephen E. Hare
                                             -----------------------------------
                                          Name: Stephen E. Hare
                                                --------------------------------
                                          Title: Vice President and CFO
                                                 -------------------------------



                                          WASHBURN GRAPHICS, INC.


                                          By:/s/ Stephen E. Hare
                                             -----------------------------------
                                          Name: Stephen E. Hare
                                                --------------------------------
                                          Title: Vice President and CFO
                                                 -------------------------------